UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

Phillips Edison & Company, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-40594	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive Cincinnati, Ohio	45249
(Address of principal executive offices)	(Zip Code)

(513) 554-1110

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	PECO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grant of New Equity-Based Awards

On March 1, 2022, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Phillips Edison & Company, Inc. (the “Company”) approved the grant of performance-vesting Class C Units (“Class C Units”) of Phillips Edison Grocery Center Operating Partnership I, L.P. (the “Partnership”) and time-vesting Class B Units of the Partnership (“Class B Units”) (collectively, the “awards”) to Jeffrey Edison (Chief Executive Officer), Devin Murphy (President), Robert Myers (Chief Operating Officer), John Caulfield (Chief Financial Officer), and Tanya Brady (General Counsel), under the Company’s 2020 Omnibus Incentive Plan. The following is a brief description of the material terms and conditions of the awards.

Class C Units

General. Pursuant to the Class C Unit awards, each executive is eligible to earn a number of Class C Units ranging from 0 to 100% of the total number of Class C Units granted, based on the Company’s total shareholder return (“TSR”), measured relative to the total shareholder returns of the companies that comprise the Nareit Shopping Center Index as of the grant date during the three year performance period commencing on January 1, 2022 and ending on December 31, 2024 (the “Performance Period”), subject to the executive’s continued service with the Company.

Vesting. Based on the Company’s level of relative TSR performance, the Class C Unit awards will satisfy the performance-vesting condition with respect to the percentage of Class C Units subject to such award set forth below (subject to linear interpolation between levels):

Relative TSR Vesting Percentage
Below “Threshold”	0%
“Threshold”	25%
“Target”	50%
“Above Target”	75%
“Maximum”	100%

With respect to the Class C Unit awards granted to Messrs. Edison, Myers and Caulfield and Ms. Brady, 50% of the Class C Units that satisfy the performance-vesting condition shall be deemed vested on the last day of the Performance Period and the remaining 50% of the Class C Units that satisfy the performance-vesting condition shall vest on the first anniversary of the last day of the Performance Period, subject to the executive’s continued service with the Company. With respect to the Class C Unit award granted to Mr. Murphy, 100% of the Class C Units that satisfy the performance-vesting condition shall be deemed vested on the last day of the Performance Period.

Notwithstanding the foregoing, if the Company’s TSR during the Performance Period is negative, any portion of the Class C Units in excess of target performance will remain outstanding but will not vest upon completion of the Performance Period (the “Contingent Class C Units”). The Contingent Class C Units shall only vest if, following the last day of the Performance Period and on or prior to the fifth anniversary of the last day of the Performance Period (the “Expiration Date”), the Company’s TSR, measured from the first day of the Performance Period through the last day of any calendar quarter ending on or prior to the Expiration Date, is positive.

The treatment of the Class C Unit awards in the event of a termination of the executive’s employment is set forth in the applicable award agreement.

Change in Control. In the event that a change in control of the Company occurs prior to the completion of the Performance Period, relative TSR performance will be measured as of the date of the change in control. With respect to the Class C Unit awards granted to Messrs. Edison, Myers and Caulfield and to Ms. Brady, earned Class C Units will then be converted into time-based Class C Units that will vest and be paid based on continued service through the relevant vesting date, subject to certain accelerated vesting as set forth in the applicable award agreement. With respect to Mr. Murphy’s award, the earned Class C Units shall be deemed vested on the date of the change in control.

Dividend Equivalent Units.    Following the completion of the Performance Period, the Company will issue to the executive an additional number of Class C Units having a value equal to the amount of ordinary dividends paid by the Company for the Performance Period in respect of shares of the Company’s common stock corresponding to the earned Class C Units. Such additional Class C Units shall vest as set forth above.

The table below sets forth the target number of Class C Units subject to each performance-based Class C Unit award granted to the executives on March 1, 2022.

Name	Performance-Based Class C Units (Target)
Jeffrey S. Edison	57,002
Devin I. Murphy	17,539
Robert F. Myers	17,539
John P. Caulfield	12,423
Tanya E. Brady	7,495

Class B Units

With respect to the Class B Unit awards granted to Messrs. Edison, Myers and Caulfield and Ms. Brady, 25% of the Class B Units will vest on each of the first four anniversaries of the applicable grant date, subject to the executive’s continued service through each applicable vesting date. The treatment of the Class B Units granted to Messrs. Edison, Myers and Caulfield and Ms. Brady in the event of a termination of the executive’s employment is set forth in the applicable award agreement. Mr. Murphy’s Class B Unit award is vested in full as of the grant date.

The table below sets forth the number of Class B Units awarded to each of the executives on March 1, 2022.

Name	Class B Units
Jeffrey S. Edison	36,540
Devin I. Murphy	11,243
Robert F. Myers	11,243
John P. Caulfield	4,535
Tanya E. Brady	2,498

The foregoing description of the awards does not purport to be complete and is qualified in its entirety by reference to the Form of Performance LTIP Unit Award Agreement (2022), the Form of Performance LTIP Unit Award Agreement (2022 - Murphy), the Form of Time-Based LTIP Unit Award Agreement (2022) and the Form of Time-Based LTIP Unit Award Agreement (2022 - Murphy), copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description

10.1	Form of Performance LTIP Unit Award Agreement (2022)

10.2	Form of Performance LTIP Unit Award Agreement (2022 - Murphy)

10.3	Form of Time-Based LTIP Unit Award Agreement (2022)

10.4	Form of Time-Based LTIP Unit Award Agreement (2022 - Murphy)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Dated: March 4, 2022	By:	/s/ John P. Caulfield
John P. Caulfield
Chief Financial Officer, Senior Vice President and Treasurer